Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	June 30	June 30	March	June 30	March
	2015	2014	2015	2014	2015
ASSETS
Cash and due from banks	$100,455	$258,837	$91,870	(61.2)%	9.3%
Other interest-earning assets	387,324	305,518	703,667	26.8%	(45.0)%
Loans held for sale	33,980	36,079	34,124	(5.8)%	(0.4)%
Investment securities	2,440,492	2,497,776	2,259,802	(2.3)%	8.0%
Loans, net of unearned income	13,244,230	12,839,511	13,115,505	3.2%	1.0%
Allowance for loan losses	(167,485)	(191,685)	(177,701)	(12.6)%	(5.7)%
Net loans	13,076,745	12,647,826	12,937,804	3.4%	1.1%
Premises and equipment	226,794	225,168	226,241	0.7%	0.2%
Accrued interest receivable	41,193	42,116	42,216	(2.2)%	(2.4)%
Goodwill and intangible assets	531,567	532,432	531,672	(0.2)%	—%
Other assets	526,923	487,887	535,945	8.0%	(1.7)%
Total Assets	$17,365,473	$17,033,639	$17,363,341	1.9%	—%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$13,505,709	$12,693,659	$13,514,497	6.4%	(0.1)%
Short-term borrowings	409,035	1,008,307	410,105	(59.4)%	(0.3)%
Other liabilities	293,271	263,478	312,709	11.3%	(6.2)%
FHLB advances and long-term debt	1,132,641	968,395	1,094,517	17.0%	3.5%
Total Liabilities	15,340,656	14,933,839	15,331,828	2.7%	0.1%
Shareholders' equity	2,024,817	2,099,800	2,031,513	(3.6)%	(0.3)%
Total Liabilities and Shareholders' Equity	$17,365,473	$17,033,639	$17,363,341	1.9%	—%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$5,237,800	$5,128,734	$5,227,101	2.1%	0.2%
Commercial - industrial, financial and agricultural	3,806,699	3,601,721	3,762,631	5.7%	1.2%
Real estate - home equity	1,689,688	1,730,497	1,701,623	(2.4)%	(0.7)%
Real estate - residential mortgage	1,369,103	1,361,976	1,364,788	0.5%	0.3%
Real estate - construction	731,925	634,018	677,806	15.4%	8.0%
Consumer	272,494	280,557	257,301	(2.9)%	5.9%
Leasing and other	136,521	102,008	124,255	33.8%	9.9%
Total Loans, net of unearned income	$13,244,230	$12,839,511	$13,115,505	3.2%	1.0%
Deposits, by type:
Noninterest-bearing demand	$3,805,165	$3,484,125	$3,765,677	9.2%	1.0%
Interest-bearing demand	3,129,903	2,855,511	3,133,748	9.6%	(0.1)%
Savings deposits	3,566,888	3,338,018	3,567,652	6.9%	—%
Time deposits	3,003,753	3,016,005	3,047,420	(0.4)%	(1.4)%
Total Deposits	$13,505,709	$12,693,659	$13,514,497	6.4%	(0.1)%
Short-term borrowings, by type:
Customer repurchase agreements	$169,918	$212,930	$161,886	(20.2)%	5.0%
Customer short-term promissory notes	74,059	86,366	93,176	(14.2)%	(20.5)%
Short-term FHLB advances	160,000	325,000	155,000	(50.8)%	3.2%
Federal funds purchased	5,058	384,011	43	(98.7)%	N/M
Total Short-term Borrowings	$409,035	$1,008,307	$410,105	(59.4)%	(0.3)%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended			% Change from		Six Months Ended
	June 30	June 30	March 31	June 30	March 31	June 30
	2015	2014	2015	2014	2015	2015	2014	% Change
Interest Income:
Interest income	$144,229	$147,902	$145,772	(2.5)%	(1.1)%	$290,001	$296,694	(2.3)%
Interest expense	21,309	20,004	22,191	6.5%	(4.0)%	43,500	39,231	10.9%
Net Interest Income	122,920	127,898	123,581	(3.9)%	(0.5)%	246,501	257,463	(4.3)%
Provision for credit losses	2,200	3,500	(3,700)	(37.1)%	N/M	(1,500)	6,000	N/M
Net Interest Income after Provision	120,720	124,398	127,281	(3.0)%	(5.2)%	248,001	251,463	(1.4)%
Non-Interest Income:
Service charges on deposit accounts	12,637	12,552	11,569	0.7%	9.2%	24,206	24,263	(0.2)%
Investment management and trust services	11,011	11,339	10,889	(2.9)%	1.1%	21,900	22,297	(1.8)%
Other service charges and fees	10,988	10,526	9,363	4.4%	17.4%	20,351	19,453	4.6%
Mortgage banking income	5,339	5,741	4,688	(7.0)%	13.9%	10,027	9,346	7.3%
Investment securities gains	2,415	1,112	4,145	117.2%	(41.7)%	6,560	1,112	489.9%
Other	4,099	3,602	4,083	13.8%	0.4%	8,182	6,907	18.5%
Total Non-Interest Income	46,489	44,872	44,737	3.6%	3.9%	91,226	83,378	9.4%
Non-Interest Expense:
Salaries and employee benefits	65,067	63,623	64,990	2.3%	0.1%	130,057	123,189	5.6%
Net occupancy expense	11,809	11,464	13,692	3.0%	(13.8)%	25,501	25,067	1.7%
Other outside services	8,125	7,240	5,750	12.2%	41.3%	13,875	11,052	25.5%
Data processing	4,894	4,331	4,768	13.0%	2.6%	9,662	8,127	18.9%
Software	3,376	3,209	3,318	5.2%	1.7%	6,694	6,134	9.1%
Equipment expense	3,335	3,360	3,958	(0.7)%	(15.7)%	7,293	6,962	4.8%
FDIC insurance expense	2,885	2,615	2,822	10.3%	2.2%	5,707	5,304	7.6%
Professional fees	2,731	3,559	2,871	(23.3)%	(4.9)%	5,602	6,463	(13.3)%
Marketing	2,235	2,337	1,233	(4.4)%	81.3%	3,468	3,921	(11.6)%
Operating risk loss	674	716	827	(5.9)%	(18.5)%	1,501	2,544	(41.0)%
Other real estate owned and repossession expense	129	748	1,362	(82.8)%	(90.5)%	1,491	1,731	(13.9)%
Intangible amortization	106	315	130	(66.3)%	(18.5)%	236	630	(62.5)%
Other	12,988	12,657	12,757	2.6%	1.8%	25,745	24,604	4.6%
Total Non-Interest Expense	118,354	116,174	118,478	1.9%	(0.1)%	236,832	225,728	4.9%
Income Before Income Taxes	48,855	53,096	53,540	(8.0)%	(8.8)%	102,395	109,113	(6.2)%
Income tax expense	12,175	13,500	13,504	(9.8)%	(9.8)%	25,679	27,734	(7.4)%
Net Income	$36,680	$39,596	$40,036	(7.4)%	(8.4)%	$76,716	$81,379	(5.7)%

PER SHARE:
Net income:
Basic	$0.21	$0.21	$0.22	—%	(4.5)%	$0.43	$0.43	—%
Diluted	0.21	0.21	0.22	—%	(4.5)%	0.43	0.43	—%

Cash dividends	$0.09	$0.08	$0.09	12.5%	—%	$0.18	$0.16	12.5%
Shareholders' equity	11.50	11.11	11.34	3.5%	1.4%	11.50	11.11	3.5%
Shareholders' equity (tangible)	8.48	8.29	8.37	2.3%	1.3%	8.48	8.29	2.3%

Weighted average shares (basic)	176,433	188,139	178,471	(6.2)%	(1.1)%	177,446	188,799	(6.0)%
Weighted average shares (diluted)	177,531	189,182	179,457	(6.2)%	(1.1)%	178,488	189,832	(6.0)%
Shares outstanding, end of period	176,019	189,033	179,098	(6.9)%	(1.7)%	176,019	189,033	(6.9)%

SELECTED FINANCIAL RATIOS:
Return on average assets	0.86%	0.94%	0.95%			0.90%	0.97%
Return on average shareholders' equity	7.24%	7.63%	8.05%			7.64%	7.92%
Return on average shareholders' equity (tangible)	9.83%	10.30%	10.96%			10.39%	10.71%
Net interest margin	3.20%	3.41%	3.27%			3.24%	3.44%
Efficiency ratio	68.94%	65.85%	70.16%			69.55%	64.63%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	June 30, 2015			June 30, 2014			March 31, 2015
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$13,192,600	$133,339	4.05%	$12,795,747	$134,387	4.21%	$13,095,528	$133,055	4.11%
Taxable investment securities	2,048,558	10,944	2.14%	2,211,004	12,418	2.25%	2,005,542	11,282	2.25%
Tax-exempt investment securities	216,355	2,894	5.35%	270,482	3,534	5.23%	229,082	3,212	5.61%
Equity securities	27,618	379	5.50%	33,922	419	4.95%	32,210	450	5.66%
Total Investment Securities	2,292,531	14,217	2.48%	2,515,408	16,371	2.60%	2,266,834	14,944	2.64%
Loans held for sale	26,335	265	4.03%	17,540	214	4.87%	17,002	173	4.07%
Other interest-earning assets	439,425	933	0.85%	238,921	1,207	2.02%	474,033	2,105	1.78%
Total Interest-earning Assets	15,950,891	148,754	3.74%	15,567,616	152,179	3.92%	15,853,397	150,277	3.83%
Noninterest-earning assets:
Cash and due from banks	104,723			198,291			105,271
Premises and equipment	226,569			224,586			226,391
Other assets	1,094,071			1,037,654			1,114,078
Less: allowance for loan losses	(176,085)			(196,462)			(183,927)
Total Assets	$17,200,169			$16,831,685			$17,115,210
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,152,697	$987	0.13%	$2,914,887	$904	0.12%	$3,135,927	$983	0.13%
Savings deposits	3,568,579	1,247	0.14%	3,355,929	1,031	0.12%	3,517,057	1,119	0.13%
Time deposits	3,027,520	7,819	1.04%	3,012,061	6,750	0.90%	3,061,593	7,721	1.02%
Total Interest-bearing Deposits	9,748,796	10,053	0.41%	9,282,877	8,685	0.38%	9,714,577	9,823	0.41%
Short-term borrowings	379,988	103	0.11%	1,047,684	540	0.21%	309,215	77	0.10%
FHLB advances and long-term debt	1,026,987	11,153	4.35%	894,511	10,779	4.83%	1,124,074	12,291	4.40%
Total Interest-bearing Liabilities	11,155,771	21,309	0.77%	11,225,072	20,004	0.71%	11,147,866	22,191	0.80%
Noninterest-bearing liabilities:
Demand deposits	3,734,880			3,322,195			3,662,040
Other	277,730			202,520			289,341
Total Liabilities	15,168,381			14,749,787			15,099,247
Shareholders' equity	2,031,788			2,081,898			2,015,963
Total Liabilities and Shareholders' Equity	$17,200,169			$16,831,685			$17,115,210
Net interest income/net interest margin (fully taxable equivalent)		127,445	3.20%		132,175	3.41%		128,086	3.27%
Tax equivalent adjustment		(4,525)			(4,277)			(4,505)
Net interest income		$122,920			$127,898			$123,581

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended			% Change from
	June 30	June 30	March 31	June 30	March 31
	2015	2014	2015	2014	2015
Loans, by type:
Real estate - commercial mortgage	$5,210,540	$5,138,537	$5,163,845	1.4%	0.9%
Commercial - industrial, financial and agricultural	3,836,397	3,617,977	3,770,187	6.0%	1.8%
Real estate - home equity	1,695,171	1,735,767	1,721,300	(2.3)%	(1.5)%
Real estate - residential mortgage	1,356,464	1,339,034	1,370,376	1.3%	(1.0)%
Real estate - construction	698,685	588,176	688,690	18.8%	1.5%
Consumer	265,354	276,444	259,138	(4.0)%	2.4%
Leasing and other	129,989	99,812	121,992	30.2%	6.6%
Total Loans, net of unearned income	$13,192,600	$12,795,747	$13,095,528	3.1%	0.7%
Deposits, by type:
Noninterest-bearing demand	$3,734,880	$3,322,195	$3,662,040	12.4%	2.0%
Interest-bearing demand	3,152,697	2,914,887	3,135,927	8.2%	0.5%
Savings deposits	3,568,579	3,355,929	3,517,057	6.3%	1.5%
Time deposits	3,027,520	3,012,061	3,061,593	0.5%	(1.1)%
Total Deposits	$13,483,676	$12,605,072	$13,376,617	7.0%	0.8%
Short-term borrowings, by type:
Customer repurchase agreements	$179,804	$216,212	$173,625	(16.8)%	3.6%
Customer short-term promissory notes	80,073	81,823	86,258	(2.1)%	(7.2)%
Federal funds purchased	108,078	444,429	25,054	(75.7)%	331.4%
Short-term FHLB advances and other borrowings	12,033	305,220	24,278	(96.1)%	(50.4)%
Total Short-term Borrowings	$379,988	$1,047,684	$309,215	(63.7)%	22.9%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Six Months Ended June 30
	2015			2014
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$13,144,332	$266,394	4.08%	$12,779,145	$269,131	4.24%
Taxable investment securities	2,027,170	22,226	2.19%	2,234,259	25,684	2.30%
Tax-exempt investment securities	222,684	6,106	5.48%	274,856	7,147	5.20%
Equity securities	29,901	829	5.58%	33,922	848	5.03%
Total Investment Securities	2,279,755	29,161	2.56%	2,543,037	33,679	2.65%
Loans held for sale	21,694	438	4.04%	15,494	348	4.49%
Other interest-earning assets	456,633	3,038	1.33%	248,807	2,089	1.68%
Total Interest-earning Assets	15,902,414	299,031	3.79%	15,586,483	305,247	3.95%
Noninterest-earning assets:
Cash and due from banks	104,996			198,962
Premises and equipment	226,480			225,436
Other assets	1,104,019			1,034,877
Less: allowance for loan losses	(179,985)			(199,813)
Total Assets	$17,157,924			$16,845,945
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,144,358	$1,970	0.13%	$2,929,965	$1,813	0.12%
Savings deposits	3,542,960	2,366	0.13%	3,353,910	2,066	0.12%
Time deposits	3,044,463	15,540	1.03%	2,972,480	12,702	0.86%
Total Interest-bearing Deposits	9,731,781	19,876	0.41%	9,256,355	16,581	0.36%
Short-term borrowings	344,797	180	0.10%	1,127,872	1,173	0.21%
FHLB advances and long-term debt	1,075,262	23,444	4.38%	889,051	21,477	4.85%
Total Interest-bearing Liabilities	11,151,840	43,500	0.78%	11,273,278	39,231	0.70%
Noninterest-bearing liabilities:
Demand deposits	3,698,661			3,283,027
Other	283,504			217,181
Total Liabilities	15,134,005			14,773,486
Shareholders' equity	2,023,919			2,072,459
Total Liabilities and Shareholders' Equity	$17,157,924			$16,845,945
Net interest income/net interest margin (fully taxable equivalent)		255,531	3.24%		266,016	3.44%
Tax equivalent adjustment		(9,030)			(8,553)
Net interest income		$246,501			$257,463

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Six Months Ended
	June 30
	2015	2014	% Change
Loans, by type:
Real estate - commercial mortgage	$5,187,322	$5,111,979	1.5%
Commercial - industrial, financial and agricultural	3,803,475	3,627,471	4.9%
Real estate - home equity	1,708,163	1,745,503	(2.1)%
Real estate - residential mortgage	1,363,382	1,337,686	1.9%
Real estate - construction	693,715	582,294	19.1%
Consumer	262,265	275,682	(4.9)%
Leasing and other	126,010	98,530	27.9%
Total Loans, net of unearned income	$13,144,332	$12,779,145	2.9%
Deposits, by type:
Noninterest-bearing demand	$3,698,661	$3,283,027	12.7%
Interest-bearing demand	3,144,358	2,929,965	7.3%
Savings deposits	3,542,960	3,353,910	5.6%
Time deposits	3,044,463	2,972,480	2.4%
Total Deposits	$13,430,442	$12,539,382	7.1%
Short-term borrowings, by type:
Customer repurchase agreements	$176,732	$201,866	(12.5)%
Customer short-term promissory notes	83,148	91,856	(9.5)%
Federal funds purchased	66,795	430,407	(84.5)%
Short-term FHLB advances and other borrowings	18,122	403,743	(95.5)%
Total Short-term Borrowings	$344,797	$1,127,872	(69.4)%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended			Six Months Ended
	Jun 30	Jun 30	Mar 31	Jun 30	Jun 30
	2015	2014	2015	2015	2014
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$179,658	$199,006	$185,931	$185.931	$204.917
Loans charged off:
Commercial - industrial, financial and agricultural	(11,166)	(5,512)	(1,863)	(13,029)	(10,637)
Real estate - commercial mortgage	(1,642)	(2,141)	(709)	(2,351)	(3,527)
Consumer and home equity	(1,227)	(1,683)	(1,548)	(2,775)	(4,085)
Real estate - residential mortgage	(783)	(1,089)	(1,281)	(2,064)	(1,935)
Real estate - construction	(87)	(218)	—	(87)	(432)
Leasing and other	(467)	(833)	(363)	(830)	(1,128)
Total loans charged off	(15,372)	(11,476)	(5,764)	(21,136)	(21,744)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	1,471	775	786	2,257	1,519
Real estate - commercial mortgage	451	430	436	887	474
Consumer and home equity	557	579	492	1,049	1,144
Real estate - residential mortgage	187	108	159	346	224
Real estate - construction	231	158	1,147	1,378	382
Leasing and other	70	362	171	241	526
Recoveries of loans previously charged off	2,967	2,412	3,191	6,158	4,269
Net loans charged off	(12,405)	(9,064)	(2,573)	(14,978)	(17,475)
Provision for credit losses	2,200	3,500	(3,700)	(1,500)	6,000
Balance at end of period	$169,453	$193,442	$179,658	$169,453	$193,442
Net charge-offs to average loans (annualized)	0.38%	0.28%	0.08%	0.23%	0.27%
NON-PERFORMING ASSETS:
Non-accrual loans	$129,152	$129,934	$129,929
Loans 90 days past due and accruing	20,353	19,378	19,365
Total non-performing loans	149,505	149,312	149,294
Other real estate owned	12,763	13,482	14,251
Total non-performing assets	$162,268	$162,794	$163,545
NON-PERFORMING LOANS, BY TYPE:
Real estate - commercial mortgage	$49,932	$44,015	$46,331
Commercial - industrial, financial and agricultural	35,839	38,163	43,265
Real estate - residential mortgage	31,562	27,887	28,595
Consumer and home equity	17,215	18,919	16,939
Real estate - construction	14,884	20,268	14,140
Leasing	73	60	24
Total non-performing loans	$149,505	$149,312	$149,294

TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$31,584	$31,184	$31,574
Real-estate - commercial mortgage	17,482	19,398	23,468
Real estate - construction	4,482	8,561	7,791
Commercial - industrial, financial and agricultural	6,591	6,953	6,975
Consumer and home equity	3,330	2,838	3,118
Total accruing TDRs	$63,469	$68,934	$72,926
Non-accrual TDRs (1)	27,230	25,526	29,392
Total TDRs	$90,699	$94,460	$102,318
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:
	June 30, 2015			June 30, 2014			March 31, 2015
	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total

Real estate - commercial mortgage	0.34%	0.96%	1.30%	0.30%	0.86%	1.16%	0.50%	0.89%	1.39%
Commercial - industrial, financial and agricultural	0.22%	0.93%	1.15%	0.47%	1.05%	1.52%	0.26%	1.15%	1.41%
Real estate - construction	0.02%	2.04%	2.06%	0.10%	3.20%	3.30%	0.31%	2.09%	2.40%
Real estate - residential mortgage	1.53%	2.30%	3.83%	1.78%	2.05%	3.83%	1.75%	2.10%	3.85%
Consumer, home equity, leasing and other	0.69%	0.83%	1.52%	0.84%	0.90%	1.74%	0.92%	0.81%	1.73%
Total	0.47%	1.13%	1.60%	0.58%	1.17%	1.75%	0.62%	1.14%	1.76%

(2) Includes non-accrual loans

ASSET QUALITY RATIOS:
	Jun 30	Jun 30	Mar 31
	2015	2014	2015
Non-accrual loans to total loans	0.98%	1.01%	0.99%
Non-performing assets to total loans and OREO	1.22%	1.27%	1.25%
Non-performing assets to total assets	0.93%	0.96%	0.94%
Allowance for credit losses to loans outstanding	1.28%	1.51%	1.37%
Allowance for credit losses to non-performing loans	113.34%	129.56%	120.34%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.76%	9.25%	9.74%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended			Six Months Ended
	June 30	June 30	March 31	Jun 30	Jun 30
	2015	2014	2015	2015	2014
Shareholders' equity (tangible), per share
Shareholders' equity	$2,024,817	$2,099,800	$2,031,513
Less: Goodwill and intangible assets	(531,567)	(532,432)	(531,672)
Tangible shareholders' equity (numerator)	$1,493,250	$1,567,368	$1,499,841

Shares outstanding, end of period (denominator)	176,019	189,033	179,098

Shareholders' equity (tangible), per share	$8.48	$8.29	$8.37

Return on average common shareholders' equity (tangible)
Net income	$36,680	$39,596	$40,036	$76,716	$81,379
Plus: Intangible amortization, net of tax	69	204	85	153	410
Numerator	$36,749	$39,800	$40,121	$76,869	$81,789

Average shareholders' equity	$2,031,788	$2,081,898	$2,015,963	$2,023,919	$2,072,459
Less: Average goodwill and intangible assets	(531,618)	(532,585)	(531,732)	(531,675)	(532,742)
Average tangible shareholders' equity (denominator)	$1,500,170	$1,549,313	$1,484,231	$1,492,244	$1,539,717

Return on average common shareholders' equity (tangible), annualized	9.83%	10.30%	10.96%	10.39%	10.71%

Efficiency ratio
Non-interest expense	$118,354	$116,174	$118,478	$236,832	$225,728
Less: Intangible amortization	(106)	(315)	(130)	(236)	(630)
Numerator	$118,248	$115,859	$118,348	$236,596	$225,098

Net interest income (fully taxable equivalent)	$127,445	$132,175	$128,086	$255,531	$266,016
Plus: Total Non-interest income	46,489	44,872	44,737	91,226	83,378
Less: Investment securities gains	(2,415)	(1,112)	(4,145)	(6,560)	(1,112)
Denominator	$171,519	$175,935	$168,678	$340,197	$348,282

Efficiency ratio	68.94%	65.85%	70.16%	69.55%	64.64%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$162,268	$162,794	$163,545

Tangible shareholders' equity	$1,493,250	$1,567,368	$1,499,841
Plus: Allowance for credit losses	169,453	193,442	179,658
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,662,703	$1,760,810	$1,679,499

Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.76%	9.25%	9.74%